Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Duck Creek Technologies, Inc. (the "Company") for the period ending August 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	October 28, 2022	/s/ Kevin R. Rhodes
Kevin R. Rhodes
Chief Financial Officer (principal financial officer)

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